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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: APRIL 23, 2002



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                         0-27331                    88-0348835
(STATE OR OTHER             (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         Press Release

         On April 23, 2002, FindWhat.com, a Nevada corporation, issued a press release entitled "FINDWHAT.COM ANNOUNCES RECORD FIRST QUARTER RESULTS - Reports Q1 2002 EPS of $0.10; Trailing 12 Month EPS of $0.23; Significantly Raises 2002 Guidance." The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.


ITEM 7.   EXHIBITS.

          (C)    EXHIBITS.

             Exhibit No.                      Description
             -----------                      -----------

                 99 Press Release, dated April 23, 2002, entitled "FINDWHAT.COM ANNOUNCES RECORD FIRST QUARTER RESULTS - Reports Q1 2002 EPS of $0.10; Trailing 12 Month EPS of $0.23; Significantly Raises 2002 Guidance."


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FINDWHAT.COM


Date:  April 23, 2002                        By:  /s/ Phillip R. Thune
                                                 ------------------------------
                                                 Chief Operating Officer and
                                                 Chief Financial Officer



                                       2

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                                  EXHIBIT INDEX

             Exhibit No.                        Description
             -----------                        -----------

                 99 Press Release, dated April 23, 2002, entitled "FINDWHAT.COM ANNOUNCES RECORD FIRST QUARTER RESULTS - Reports Q1 2002 EPS of $0.10; Trailing 12 Month EPS of $0.23; Significantly Raises 2002 Guidance."